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SOUTHTRUST U.S. TREASURY MONEY MARKET FUND
(PORTFOLIO OF SOUTHTRUST FUNDS)
SUPPLEMENT TO PROSPECTUS DATED AUGUST 10, 1999

In the section of the prospectus entitled, "How to Redeem and Exchange Shares," on page 11, please add the following after "Automatic Withdrawal Plan (AWL)."

      "CHECKWRITING

      You may request checks to redeem your Fund Shares. Your account will continue to receive the daily dividend declared on the Shares being redeemed until the check is presented for payment.

      The Checkwriting privilege may not be available for investors who purchased their Shares through an investment professional, financial institution, or SouthTrust Securities, Inc. You should contact your investment representative to determine if you are eligible for check-writing."

                                                               February 22, 2000



Federated Securities Corp.
Federated Investors Tower
Pittsburgh, PA 15222-3779

Cusip 844734103
G0 25152 (2/00)